November 4, 2010

GLOBAL ALPHA FUND

Supplement to Prospectus dated March 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Fund Summary — Portfolio Management” and “Fund Details — Management”:

     Investment decisions for the Fund are made by the Global Asset AllocationTeam of Mellon Capital Management Corporation (Mellon Capital), consisting of Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, each of whom serves as portfolio manager of the Fund. Mr. Dagioglu has been the primary portfolio manager of the Fund since May 2010. Messrs. Dagioglu, Stavena and Miletich are Managing Directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively. Mr. Zaches is a Director of Mellon Capital, where he has been employed since 1998.

6140S1110

November 4, 2010

DREYFUS GLOBAL ABSOLUTE RETURN FUND

Supplement to Prospectus dated March 1, 2010

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s Prospectus entitled “Fund Summary — Portfolio Management” and “Fund Details — Management”:

     Investment decisions for the Fund are made by the Global Asset Allocation Team of Mellon Capital Management Corporation (Mellon Capital), consisting of Vassilis Dagioglu, James Stavena,Torrey Zaches and Joseph Miletich, each of whom serves as portfolio manager of the Fund. Messrs. Dagiolgu and Stavena have been the primary portfolio managers of the Fund since its inception. Messrs. Dagioglu, Stavena and Miletich are Managing Directors of Mellon Capital, where they have been employed since 1999, 1998 and 2008, respectively. Mr. Zaches is a Director of Mellon Capital, where he has been employed since 1998.

6213S1110